                                                                     EXHIBIT 4.1




                                                                Brown & Wood LLP
                                                                        Draft of
                                                                          9/4/96

================================================================================



                      FLEETWOOD CREDIT RECEIVABLES CORP.,

                                   as Seller


                            FLEETWOOD CREDIT CORP.,

                                  as Servicer


                                      and


                           THE CHASE MANHATTAN BANK,

                                   as Trustee
                      on behalf of the Certificateholders



             ------------------------------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1996

             ------------------------------------------------------


                                  $
                                   ---------
                    Fleetwood Credit 1996-B Grantor Trust
                          Asset Backed Certificates


================================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                  ARTICLE ONE

                               CREATION OF TRUST

Section 1.01.  Creation of Trust  . . . . . . . . . . . . . . . . . . . .   1


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

Section 2.01.  Conveyance of Receivables  . . . . . . . . . . . . . . . .   1


                                 ARTICLE THREE

                         THE SERVICER LETTER OF CREDIT

Section 3.01.  Servicer Letter of Credit  . . . . . . . . . . . . . . . .   2


                                  ARTICLE FOUR

                             ACCEPTANCE BY TRUSTEE

Section 4.01.  Acceptance by Trustee  . . . . . . . . . . . . . . . . . .   2


                                  ARTICLE FIVE

                           INCORPORATION OF STANDARD
                       TERMS AND CONDITIONS OF AGREEMENT

Section 5.01.  Incorporation of Standard Terms and Conditions of Agreement  2


                                  ARTICLE SIX

                         SPECIAL DEFINITIONS AND TERMS

Section 6.01.  Special Definitions and Terms  . . . . . . . . . . . . . .   3





                                     (i)

                                                                          Page
                                                                          ----

                                 ARTICLE SEVEN

                   ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                   OF SELLER

Section 7.01.  Additional Representations and Warranties of Seller  . . .   5


                                 ARTICLE EIGHT

                   FLEETWOOD CREDIT NOT TO RESIGN AS SERVICER

Section 8.01.  Fleetwood Credit Not to Resign as Servicer . . . . . . . .   6


                                  ARTICLE NINE

                               AGENT FOR SERVICE

Section 9.01.  Agent for Service  . . . . . . . . . . . . . . . . . . . .   6


                                  ARTICLE TEN

                                   [Reserved]


                                   SCHEDULES

Schedule A - Schedule of Receivables  . . . . . . . . . . . . . . . .    SA-1
Schedule B - Locations of Receivable Files  . . . . . . . . . . . . .    SB-1


                                    EXHIBITS

Exhibit A - Form of Class A Certificate   . . . . . . . . . . . . . .    A-1
Exhibit B - Form of Class B Certificate   . . . . . . . . . . . . . .    B-1
Exhibit C - Form of Servicer's Certificate  . . . . . . . . . . . . .    C-1
Exhibit D - Auction Procedures  . . . . . . . . . . . . . . . . . . .    D-1





                                        (ii)

         This Pooling and Servicing Agreement, dated as of September 1, 1996, is made with respect to the formation of the Fleetwood Credit 1996-B Grantor Trust, among Fleetwood Credit Receivables Corp., a California corporation (the "Seller"), Fleetwood Credit Corp., a California corporation (the "Servicer"), and The Chase Manhattan Bank as trustee (the "Trustee").


                              W I T N E S S E T H:

         In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE ONE

                               CREATION OF TRUST

         Section 1.01. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the Fleetwood Credit 1996-B Grantor Trust.


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

         Section 2.01. Conveyance of Receivables. In consideration of the Trustee's delivery to, or upon the order of, the Seller of executed and authenticated Certificates, in authorized denominations, in an aggregate amount equal to the sum of the Original Class A Certificate Balance and the Original Class B Certificate Balance, the Seller does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the Seller's obligations herein):

                    (i) all right, title and interest of the Seller in and to the Receivables listed in Schedule A hereto and all monies due thereon and paid thereon or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 12.02 or
         21.02 of the Standard Terms and Conditions or the repurchase of Receivables by the Servicer, or any successor to the Servicer, pursuant to Section 13.07 or 21.02 of the Standard Terms and Conditions) on or after the Cutoff Date;

                   (ii) the interest of the Seller in the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Receivables;

                  (iii) the interest of the Seller in any Liquidation Proceeds, in any proceeds of any physical damage insurance policies covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the related Obligors;

                   (iv) the interest of the Seller in any proceeds from Dealer repurchase obligations relating to the Receivables;

                    (v) the interest of the Seller under the Receivables Purchase Agreement;

                   (vi)   all other assets comprising the estate of the Trust;
         and

                  (vii)   all proceeds of the foregoing.


                                 ARTICLE THREE

                         THE SERVICER LETTER OF CREDIT

         Section 3.01. Servicer Letter of Credit. Upon the obtaining of any Servicer Letter of Credit pursuant to Section 14.02 of the Standard Terms and Conditions, the Trustee will hold the Servicer Letter of Credit and deliver demands for payment pursuant thereto in accordance with its terms and the terms of this Agreement. As of the Closing Date, there will be no Servicer Letter of Credit and the Servicer will be permitted to remit collections on or in respect of the Receivables on a monthly basis as described in Section 14.02 of the Standard Terms and Conditions.


                                  ARTICLE FOUR

                             ACCEPTANCE BY TRUSTEE

         Section 4.01. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01 and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of holders of the Certificates, subject to the terms and provisions of this Agreement.


                                  ARTICLE FIVE

                           INCORPORATION OF STANDARD
                       TERMS AND CONDITIONS OF AGREEMENT

         Section 5.01. Incorporation of Standard Terms and Conditions of Agreement. This Pooling and Servicing Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement (Senior/Subordinated) for Fleetwood Credit Grantor Trusts Effective September 1, 1996 (the "Standard Terms and Conditions"), in the form attached hereto.

                                  ARTICLE SIX

                         SPECIAL DEFINITIONS AND TERMS

         Section 6.01. Special Definitions and Terms. Whenever used in the Standard Terms and Conditions and in this Agreement, the following words and phrases shall have the following meanings:

         "Auction Procedures" means the Auction Procedures set forth in Exhibit D hereto.

         "Certificate Registrar" means the Trustee unless a successor Certificate Registrar is appointed pursuant to Section 16.03 of the Standard Terms and Conditions. The Certificate Registrar initially designates its offices at ____________________, as its offices where Certificates may be surrendered for registration of transfer or exchange as described in Section
16.07 of the Standard Terms and Conditions.

         "Class A Pass-Through Rate" means _____% per annum.

         "Class A Percentage" means _____%.

         "Class B Pass-Through Rate" means _____% per annum. The Class B Pass-Through Rate includes the sum of (i) the Class A Pass-Through Rate multiplied by the Class B Certificate Balance and (ii) _____ basis points on the Pool Balance. In no event will the Class B Pass-Through Rate exceed _____% per annum.

         "Class B Percentage" means _____%.

         "Closing Date" means September __, 1996.

         "Corporate Trust Office" means, as of the date hereof, the office of the Trustee located at , Attention: Corporate Trust.

         "Cutoff Date" means September 1, 1996.

         The first "Distribution Date" shall be October 15, 1996.

         The "Final Scheduled Distribution Date" is __________, 20__.

         "Fleetwood Credit" means Fleetwood Credit Corp.

         "Military Reservist Relief Act" means The Military Reservist Relief Act of 1991.

         "Original Pool Balance" means $__________.

         "Original Class A Certificate Balance" means $__________.

         "Original Class B Certificate Balance" means $__________.

         "Rating Agency" means each of Moody's and Standard & Poor's.

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of the Cutoff Date between the Seller and Fleetwood Credit.

         "Relief Acts" means the Military Reservist Relief Act and the Soldier's and Sailor's Relief Act.

         "Required Deposit Rating" means a rating on short-term deposits of Prime-1 by Moody's and A-1+ by Standard & Poor's; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits shall be rated at least equal to the foregoing ratings from Moody's and Standard & Poor's.

         "Required Long Term Debt Rating" means a rating on the long term unsecured debt obligations of the related depository institution or trust company of at least Baa3 by Moody's and, with respect to the Certificates to be issued pursuant to this Agreement, the requirement that any such long term unsecured debt obligations have the "Required Long Term Debt Rating" shall mean that such obligations have at least the foregoing rating from Moody's.

         "Required Rating" means a rating of Prime-1 by Moody's and A-1+ by Standard & Poor's.

         "Required Servicer Rating" means a rating on short-term obligations of the Servicer of Prime-1 by Moody's and A-1 by Standard & Poor's; and any requirement that the Servicer have the "Required Servicer Rating" shall mean that the short-term unsecured debt obligations shall be rated at least equal to the foregoing ratings from Moody's and Standard & Poor's.

         "Reserve Fund Initial Deposit" means $__________.

         "Servicing Fee Rate" means 1.00% per annum.

         "Soldier's and Sailor's Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Specified Reserve Fund Balance" means, with respect to the first Distribution Date, an amount equal to $__________. On each Distribution Date thereafter, the Specified Reserve Fund Balance will equal _____% of the sum of the Class A Certificate Balance and the Class B Certificate Balance (after giving effect to distributions of principal to be made on such Distribution
Date); provided, however, that so long as the foregoing sum of the Class A Certificate Balance and the Class B Certificate Balance exceeds $__________, the Specified Reserve Fund Balance will not be less than $__________. From and after the Distribution Date as of which the foregoing sum of the Class A Certificate Balance and the Class B Certificate Balance is less than $__________, the Specified Reserve Fund Balance will equal such sum. Notwithstanding the foregoing, on each Distribution Date following any Fiscal

Quarter in which the Realized Loss Percentage or the Delinquency Percentage exceeds _____%, the Specified Reserve Fund Balance shall be equal to the greater of (a) the amount described above or (b) an amount equal to the Pool Balance as of the immediately preceding Record Date multiplied by a percentage equal to _____% minus the following fraction, expressed as a percentage: (i) one minus (ii) a fraction, the numerator of which is the Class A Certificate Balance on such Distribution Date (after giving effect to distributions of principal made on such Distribution Date) and the denominator of which is such Pool Balance, in each case as of the last day of the three related Collection Periods in such Fiscal Quarter; provided, further, that following any Fiscal Quarter thereafter in which the Realized Loss Percentage and the Delinquency Percentage are less than _____%, the Specified Reserve Fund Balance shall return to the amount described in the first clause of this definition. If on any Distribution Date cumulative losses in respect of the Receivables exceed _____% of the Original Pool Balance, the Specified Reserve Fund Balance shall remain at the level in effect as of such date and shall not be reduced further in accordance with the first sentence of this definition.


                                 ARTICLE SEVEN

                   ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                   OF SELLER

         Section 7.01. Additional Representations and Warranties of Seller. The Seller does hereby make the following representations and warranties on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates. Such representations and warranties shall speak as of the execution and delivery of this Agreement and shall survive the sale, transfer and assignment of the related Receivables to the Trustee:

                    (i) Maturity of Receivables. Each Receivable conveyed hereby shall have an original maturity of not less than _____ months nor greater than _____ months and as of the Cutoff Date, a scheduled remaining term of not less than _____ months nor greater than _____ months and the weighted average remaining term of the Receivables shall be _____ months.

                   (ii) APR. Each Receivable shall have an APR equal to or greater than _____% and the weighted average APR of the Receivables shall be _____%.

                  (iii) No Overdue Payments. Each Receivable shall have no payment that is more than 30 days past due as of the Cutoff Date.

                   (iv) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule B hereto.

                    (v) Obligors. In the case of any Obligor in the military service (including an Obligor who is a member of the National Guard or is in the reserves) whose Receivable is subject to either Relief Act, as of the Cutoff Date, no such Obligor has made a claim to the Seller or the Servicer that (A) the amount of interest on the related Receivable should be limited to 6.0% during the period of such Obligor's active duty status pursuant to the Soldiers' and Sailors' Relief Act or (B) payments on such Receivable should be delayed pursuant to the Military Reservist Relief Act, in either case unless a court has ruled otherwise upon application of the Seller or the Servicer.

                   (vi) Motor Home Financed Vehicles. Based on the Principal Balances of the Receivables as of the Cutoff Date at least _____% of the Receivables shall be secured by motor homes.


                                 ARTICLE EIGHT

                   FLEETWOOD CREDIT NOT TO RESIGN AS SERVICER

         Section 8.01. Fleetwood Credit Not to Resign as Servicer. Subject to the provisions of Section 18.05 of the Standard Terms and Conditions, Fleetwood Credit shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Fleetwood Credit shall be communicated to the Trustee and the Letter of Credit Bank at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of Fleetwood Credit in accordance with Sections 18.05 and 19.02 of the Standard Terms and Conditions.


                                  ARTICLE NINE

                               AGENT FOR SERVICE

         Section 9.01. Agent for Service. The agent for service for the Seller shall be its Treasurer, 22840 Savi Ranch Parkway, Yorba Linda, California 92687, and the agent for service for the Servicer shall be its Vice-President- Treasurer, 22840 Savi Ranch Parkway, Yorba Linda, California 92687.


                                  ARTICLE TEN

                                   [Reserved]

         IN WITNESS WHEREOF, the parties have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  FLEETWOOD CREDIT RECEIVABLES CORP.,
                                  as Seller



                                  By:
                                     -----------------------------------------
                                           Marvin T. Runyon, III Senior
                                           Vice President



                                  FLEETWOOD CREDIT CORP.,
                                  as Servicer



                                  By:
                                     -----------------------------------------
                                           Marvin T. Runyon, III
                                           Senior Vice President



                                  THE CHASE MANHATTAN BANK,
                                  as Trustee



                                  By:
                                     -----------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                                                      SCHEDULE A


                            SCHEDULE OF RECEIVABLES


Omitted - Originals on file at the offices of the Seller, the Servicer and the Trustee.

                                                                      SCHEDULE B


                         LOCATIONS OF RECEIVABLE FILES



Fleetwood Credit Corp.
22840 Savi Ranch Parkway
Yorba Linda, California 92687

Fleetwood Credit Corp.
324 East 11th Street
Tracy, California 95376

Fleetwood Credit Corp.
3200 Highlands Parkway
Suite 104
Smyrna, Georgia 30082

Fleetwood Credit Corp.
501 East Monroe
Suite 350
South Bend, Indiana 46601

Fleetwood Credit Corp.
110 Turnpike Road
Suite 203
Westborough, Massachusetts 01581

Fleetwood Credit Corp.
100 Century Parkway
Suite 150
Mt. Laurel, New Jersey 08054

Fleetwood Credit Corp.
4000 Kruse Way Place
Building 2, Suite 250
Lake Oswego, Oregon 97035

Fleetwood Credit Corp.
14901 Quorum Drive
Suite 750
Addison, Texas 75240

Fleetwood Credit Corp.
10895 Lowell Street
Suite 280
Overland Park, Kansas 66225

                                                                       EXHIBIT A


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     FLEETWOOD CREDIT 1996-B GRANTOR TRUST

                    _____% ASSET BACKED CERTIFICATE, CLASS A

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes, among other things, a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and sold to the Trustee by Fleetwood Credit Receivables Corp. The Final Scheduled Distribution Date is __________, 20__.

         (This Certificate does not represent an interest in or obligation of Fleetwood Credit Receivables Corp., Fleetwood Credit Corp. or any of their respective affiliates)

                                                                CUSIP
                                                                      ---------
NUMBER RA-1                                                          $
                                                                      ---------

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ____________________ Dollar ($__________) nonassessable, fully-paid, fractional undivided interest in the Fleetwood Credit 1996-B Grantor Trust (the "Trust") formed by Fleetwood Credit Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the Seller, Fleetwood Credit Corp., as Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized certificates designated as "Fleetwood Credit 1996-B Grantor Trust _____% Asset Backed Certificates, Class A" (the "Class A Certificates") issued under the Agreement. Also issued under the Agreement are certificates designated as "Fleetwood Credit 1996-B Grantor Trust _____% Asset Backed Certificates, Class B" (the "Class B Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The Class A Certificates and the Class B Certificates are herein collectively called the "Certificates". The aggregate undivided interest in the Trust evidenced by all Class A Certificates is _____%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, or will include, among other things, a pool of simple interest retail installment sale contracts (the "Receivables") for new and used recreational vehicles, certain payments due under the Receivables on and after September 1, 1996 (exclusive of Accrued Interest as of the opening of business on such date), security interests in the related Financed Vehicles, certain bank accounts and the proceeds thereof, a Servicer Letter of Credit, if any, property (including the right to receive certain Liquidation Proceeds) securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering such Financed Vehicles, the Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement, and the right of the Seller to receive the proceeds of Dealer repurchase obligations relating to the Receivables.

         Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 15, 1996, to the Person in whose name this Class A Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (the "Record Date"), such Class A Certificateholder's percentage interest in the Class A Distributable Amount for such Distribution Date actually distributed, together with the repayment of any outstanding Class A Interest Carryover Shortfall and Class A Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the related Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class A Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of a Record Date as of which the Pool Balance is 10% or less of the Original Pool Balance. In addition, the Trustee may sell all of the Receivables and other property remaining in the Trust upon the conditions and at a price specified in the Agreement, and such sale of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of sale is exercisable only as of a Record Date as of which the Pool Balance is 5% or less of the Original Pool Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.

Dated:  September __, 1996                  FLEETWOOD CREDIT 1996-B GRANTOR
                                            TRUST

                                            The Chase Manhattan Bank, as Trustee



                                            By:
                                               ---------------------------------
                                                          Authorized Officer


[SEAL]

ATTEST:



- -------------------------------------




         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                           The Chase Manhattan Bank, as Trustee



                                           By:
                                              ---------------------------------
                                                        Authorized Officer

                                 ASSIGNMENT


  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



- --------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)



- --------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



- --------------------------------------------------------------------------------
_________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                              ----------------------------------
                                                    Signature Guaranteed:



                                              ----------------------------------



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.

                                                                       EXHIBIT B


         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     FLEETWOOD CREDIT 1996-B GRANTOR TRUST

                    _____% ASSET BACKED CERTIFICATE, CLASS B

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes, among other things, a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and sold to the Trustee by Fleetwood Credit Receivables Corp. The Final Scheduled Distribution Date is __________, 20__.

         (This Certificate does not represent an interest in or obligation of Fleetwood Credit Receivables Corp., Fleetwood Credit Corp. or any of their respective affiliates)

NUMBER RB-1                                                     CUSIP
                                                                     -----------
                                                                     $
                                                                      ----------

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ____________________ Dollar ($__________) nonassessable, fully-paid, fractional undivided interest in the Fleetwood Credit 1996-B Grantor Trust (the "Trust") formed by Fleetwood Credit Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the Seller, Fleetwood Credit Corp., as Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized certificates designated as "Fleetwood Credit 1996-B Grantor Trust _____% Asset Backed Certificates, Class B" (the "Class B Certificates") issued under the

Agreement. Also issued under the Agreement are certificates designated as "Fleetwood Credit 1996-B Grantor Trust _____% Asset Backed Certificates, Class A" (the "Class A Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The Class A Certificates and the Class B Certificates are herein collectively called the "Certificates". The aggregate undivided interest in the Trust evidenced by all Class B Certificates is _____%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, or will include, among other things, a pool of simple interest recreational vehicle retail installment sale contracts (the "Receivables") for new and used recreational vehicles, certain payments due under the Receivables on and after September 1, 1996 (exclusive of Accrued Interest as of the opening of business on such date), security interests in the related Financed Vehicles, certain bank accounts and the proceeds thereof, a Servicer Letter of Credit, if any, property (including the right to receive certain Liquidation Proceeds) securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering such Financed Vehicles, the Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement, the right of the Seller to receive the proceeds of Dealer repurchase obligations relating to the Receivables.

         Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 15, 1996, to the Person in whose name this Class B Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (the "Record Date"), such Class B Certificateholder's percentage interest in the Class B Distributable Amount for such Distribution Date actually distributed, together with the repayment of any outstanding Class B Interest Carryover Shortfall and any outstanding Class B Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the related Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon, except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class B Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of a Record Date as of which the Pool Balance is 10% or less of the Original Pool Balance. In addition, the Trustee may sell all of the Receivables and other property remaining in the Trust upon the conditions and at a price specified in the Agreement, and such sale of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of sale is exercisable only as of a Record Date as of which the Pool Balance is 5% or less of the Original Pool Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class B Certificate to be duly executed.

Dated:  September __, 1996                 FLEETWOOD CREDIT 1996-B GRANTOR TRUST

                                           The Chase Manhattan Bank, as Trustee



                                           By:
                                              ----------------------------------
                                                       Authorized Officer


[SEAL]

ATTEST:



- ---------------------------------------





         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            The Chase Manhattan Bank, as Trustee



                                            By:
                                               --------------------------------
                                                      Authorized Officer

                                 ASSIGNMENT


  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



- --------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)



- --------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing




_________________________________________________ Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                       ----------------------------------------
                                               Signature Guaranteed:



                                       ----------------------------------------


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.

                                                                       EXHIBIT C


                     FLEETWOOD CREDIT 1996-B GRANTOR TRUST

                             Servicer's Certificate
                       For the Month of __________, ____


  Principal and Interest Collections
  ----------------------------------

  Beginning Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1)$
                                                                                                     -------
  Beginning Pool Factor [(1)/$__________] . . . . . . . . . . . . . . . . . . . . . . . .        (2)
                                                                                                     -------

  Principal Collected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (3)$
                                                                                                     -------

  Interest Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4)$
                                                                                                     -------
        Less:  Accrued Interest Prior to Cutoff Date  . . . . . . . . . . . . . . . . . .        (5)$
                                                                                                     -------

        Less:  Additional Purchased Accrued Interest  . . . . . . . . . . . . . . . . . .        (5a)$
                                                                                                     -------
        Plus:  Purchased Accrued Interest - End of Collection Period  . . . . . . . . . .        (6)$
                                                                                                     -------

  Net decrease/(increase) in Purchased Accrued Interest [(5)+(5a)-(6)]  . . . . . . . . .        (7)$
                                                                                                     -------

        Plus:  "Non-Reimbursable Interest Payment"  . . . . . . . . . . . . . . . . . . .        (8)$
                                                                                                     -------
  Total Interest Received [(4)-(5)+(5a)+(6)+(8)]  . . . . . . . . . . . . . . . . . . . .        (9)$
                                                                                                     -------

  Additional Deposits
        (i)  Repurchase Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (10)$
                                                                                                     -------
        (ii) Liquidation Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (11)$
                                                                                                     -------

  Total Additional Deposits [(10)+(11)] . . . . . . . . . . . . . . . . . . . . . . . . . . .    (12)$
                                                                                                     -------
  Total Available Funds [(3)+(9)+(12)]  . . . . . . . . . . . . . . . . . . . . . . . . . . .    (13)$
                                                                                                     -------

  Defaulted Receivable Principal Balance [(A1)] . . . . . . . . . . . . . . . . . . . . . . .    (14)$
                                                                                                     -------
  Ending Pool Balance [(1)-(3)-(14)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (15)$
                                                                                                     -------
  Ending Pool Factor [(15)/$___(16)_______] . . . . . . . . . . . . . . . . . . . . . . . . .    (16)$
                                                                                                     -------



                                                                                       Class A      Class B
                                                                                       -------      -------
  Distribution:
  ------------

  Class Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          %             %
                                                                                   ------        ------
  Pool Factor (Ending Pool Balance) . . . . . . . . . . . . . . . . . . . . . .

  Class Coupon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          %             %
                                                                                   ------        ------
  ____ Beginning Pool Balance (1) . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
  ____ Ending Pool Balance (15) . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
  Collected Principal (3) . . . . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------

                                                                                       Class A      Class B
                                                                                       -------      -------
  Collected Interest (9)  . . . . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------
  Other Collected Interest  . . . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------
  Additional Deposits (12)  . . . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------
  Servicing Fee [(1.0%/12)x(1)] . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------
  Total Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------


  Payment to Certificateholders
  -----------------------------

  Principal Distributable Amount [(1)-(15)] . . . . . . . . . . . . . . . . .     $             $
                                                                                   ------        ------
  Interest Distributable Amount [(1)x(coupon/12)] . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
             Subtotal   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
        Payments from Reserve Fund  . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
        Total Payments to Certificateholders  . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
  Reserve Fund payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
  Amount due Class B but paid to Class A (subordination)  . . . . . . . . . . .   $             $
                                                                                   ------        ------
  Class A Interest Carryover Shortfall  . . . . . . . . . . . . . . . . . . . .   $
                                                                                   ------
  Class A Principal Carryover Shortfall . . . . . . . . . . . . . . . . . . . .   $
                                                                                   ------
  Class B Interest Carryover Shortfall  . . . . . . . . . . . . . . . . . . . .                 $
                                                                                                 ------
  Class B Principal Carryover Shortfall . . . . . . . . . . . . . . . . . . . .                 $
                                                                                                 ------
  Amounts Remaining in the Certificate Account to be paid to the Seller . . . .   $             $
  Memo:                                                                            ------        ------

        Principal Difference  . . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
        Interest Difference . . . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------
        Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $             $
                                                                                   ------        ------


  Reconciliation of Net Payment to the Trustee
  --------------------------------------------
  Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
        Servicing Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
  Total Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
  Total payments to Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
  Total payments to Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
  Reserve Fund:

        Excess from Seller [(57a)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
        Reserve Fund Payments [(58)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------
  Gross payment to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    =======


  Reconciliation of Net Payment to the Trustee
  --------------------------------------------

        Less:  Amount released from Reserve Fund in excess of $_________ [(61)] . . . . . . .      $
                                                                                                    -------

  Reconciliation of Net Payment to the Trustee
  --------------------------------------------

  Net payment to the Trustee (Equals Gross payment for first 90 days) . . . . . . . . . . . .      $
                                                                                                    =======

  Account Activity
  ----------------
        Number of Accounts - Beginning of Month . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                    -------

             Less:  Account Paid Off / Repurchased  . . . . . . . . . . . . . . . . . . . . .
                                                                                                    -------

             Plus:  Accounts in Collateral Addition   . . . . . . . . . . . . . . . . . . . .
                                                                                                    -------

        Number of Accounts - End of Month . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                    -------


  Non-Accrual Accounts - End of Month
  -----------------------------------

        Number of Non-Accrual Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                    -------

        Aggregate Principal Balance Outstanding . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    -------

 Determination of the Servicer Letter of Credit Amount (if applicable)
 ---------------------------------------------------------------------

      Number of Contracts - End of Month                                        (45)
      Original number of Contracts                                              (46)
                                                                                                    -------

      Percent of Original Contracts remaining                                   (47)                         %
          [((45)/(46))x100]

      Original Servicer Letter of Credit Amount                                 (48)    $
                                                                                                    -------
      Revised Servicer Letter of Credit Amount                                  (49)    $
          [Lessor of [(48)x(47) or the Beginning
          Pool Balance(1)]

      Prior Month Servicer Letter of Credit Amount                              (50)    $
          [Previous Month (49)]
      Servicer Letter of Credit Fee [(__)x(0.__%/12)]                           (51)    $

 Defaulted Receivables
 ---------------------

      Amount of principal and accrued interest due from
          Obligors on Defaulted Receivables
             Principal                                                          (A1)    $
             Interest                                                           (A2)
             Expense                                                            (A3)
                Total                                                            (A)    $

          Less:  Liquidation Proceeds                                            (B)    $
      Realized Loss [(A1)+(A2)-(B)]                                              (C)    $

      Cumulative Losses (Including Expenses)                                     (D)    $

      Cumulative Loss Percentage [(D)/$___________]                                                          %
          (Less than ___% ?)


 Reconciliation of Reserve Fund
 ------------------------------
     Beginning Reserve Fund Balance                                                   (57)     $
                                                                                                    -------

          Plus:  Excess Amounts from Seller                                          (57a)
          Plus:  Investment Earnings                                                 (57b)
          Plus:  Reserve Fund Payments                                                (58)

     Reserve Fund prior to payments to Seller                                         (59)     $
                                                                                                    -------

     Required Reserve Fund Balance:
          ($2,289,000 for the first Distribution Date; thereafter, the lesser of 1 or 2)

          (1)   2.5% of the Class A Certificate Balance and the Class B Certificate Balance
                (provided that (i) so long as the sum of the Class A Certificate Balance and the Class B Certificate Balance (a) exceeds $3,050,903, the Specified Reserve
                Fund Balance cannot be less than $3,050,903, or (b) is less than $3,050,903, the Specified Reserve Fund Balance will equal such sum) (unless the Cumulative
                Loss Percentage exceeds 1.5%), or (2);

          (2)   (18% - Subordination Fraction) x the Ending Pool Balance                               -
                                                                                                    -------

     Required Amount                                                                  (60)     $
                                                                                                    -------


     Amount in Reserve Fund released [(59)-(60)]                                      (61)     $
                                                                                                    -------


     Ending Reserve Fund Balance to be Invested
                                                                                      (62)     $
                                                                                                    -------


     Reserve Fund Balance as a Percent
          of the Ending Pool Balance                                                  (63)
                                                                                                    -------

     Interest Income on Reserve Fund for ____, 199_
          from ____________________                                                   (64)     $
                                                                                                    -------

                                                                                                    -------


 Delinquent Accounts
 -------------------

     Period of Delinquency                                          Units           Amount           Percent of Pool
                                                                    -----           ------           ---------------
     30-59 days                                                               $                                  ERR
     60-89 days                                                                                                  ERR
     90 days or more                                                                                             ERR
                                                                   ------             ----                       ---
          Total                                                               $                                  ERR        (A)
                                                                   ======             ====                       ===

     Repossession Inventory                                                   $                                  ERR        (B)
                                                                   ------             ----                       ===

 Delinquency Percentage
 ----------------------
                                                                                                              Quarter
                                                      ___             ___              ___                     Total      (Avg)
                                                  ----------     ----------     -----------             -----------------
     90 days or more (000)                      $             $               $                      $
                                                  ----------     ----------     -----------             -----------------
     Repossession Inventory (000)               $             $               $                      $
                                                  ----------     ----------     -----------             -----------------
     Total                                      $             $               $                      $                      (A)
                                                  ==========     ==========     ===========             =================
     Ending Pool Balance (mils)                 $             $               $                      $                      (B)
                                                  ----------     ----------     -----------             -----------------

     Delinquency Percentage (A)/(B)                                                                              ERR
                                                                                                        -----------------

 Realized Loss Analysis
 ----------------------
                                                                                                             Quarter
                                                      ___             ___              ___                     Total
                                                  ----------     ----------     -----------             -----------------

 Realized Losses/(Recoveries) (X)
     [(A1)+(A2)-(B)] (000)                      $                             $                      $                    (Sum)
 Beginning Pool Balance         (Y)             $             $               $                      $                    (Avg)

 Realized Loss Percentage
     (Less than ___%) [((X)/(Y))*4]                                                                              ERR
                                                                                                        -----------------

 Realized Losses since inception (less than $_________ )                                             $
                                                                                                        -----------------

 Change in Realized Losses                                                                           $
                                                                                                        -----------------

 Proceeds from Insurance and Dealer Repurchase
 ---------------------------------------------
     Proceeds received during the related Collection Period
     from                                                                                                      $
          physical damage insurance

     Proceeds received during the month from Dealer
          repurchase obligations relating to Defaulted                                                         $
          Receivables

                                                                       EXHIBIT D


                        TERMINATION - AUCTION PROCEDURES

         The following sets forth the auction procedures to be followed in connection with a sale effected pursuant to Section 21.03 of the Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Agreement"), among Fleetwood Credit Receivables Corp., as seller, Fleetwood Credit Corp., as servicer, and The Chase Manhattan Bank, as trustee. Capitalized terms used herein that are not otherwise defined shall have the meanings described thereto in the Agreement.

I.       Pre-Auction Process

         (a) Upon receiving notice of the Auction Date, the Advisor will initiate its general Auction procedures consisting of the following: (i) with the assistance of the Servicer, prepare a general solicitation package along with a confidentiality agreement; (ii) derive a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (iv) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the Trustee; and (vi) notify the Servicer of all potential bidders and anticipated timetable.

         (b) The general solicitation package will include: (i) the prospectus from the public offering of the Certificates; (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and the prior year's monthly servicing reports; (iii) a form of a Purchase and Sale Agreement and Servicing Agreement; (iv) a description of the minimum purchase price required to cause the Trustee to sell the Auction Property as set forth in Section 21.03 of the Agreement; (v) a formal bidsheet; (vi) a detailed timetable; and (vii) a preliminary data tape of the Pool Balance as of the related Distribution Date reflecting the same data attributes used to create the Cutoff Date tables for the prospectus dated September __, 1996 relating to the public offering of the Certificates.

         (c) The Trustee, with the assistance of the Servicer and the Advisor, will maintain an auction package beginning at the time of closing of the transaction, which will contain terms
                 (i) through (iii) listed in the preceding paragraph. If the Advisor is unable to perform its role as advisor to the Trustee, the Servicer acting in its capacity under the Agreement will select a successor Advisor and inform the Trustee of its actions.

         (d) The Advisor will send solicitation packages to all bidders at least 15 business days before the Auction Date. Bidders will be required to submit any due diligence questions in writing to the Advisor for determination of their





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                 relevancy, no later than 10 business days before the Auction
                 Date. The Servicer and the Advisor will be required to satisfy all relevant questions at least five Business Days prior to the Auction Date and distribute the questions and answers to all bidders.

II.      Auction Process

         (a) ____________________, in its role as Advisor to the Trustee, will be allowed to bid in the Auction, but will not be required to do so.

         (b) The Servicer will also be allowed to bid in the Auction if it deems appropriate, but will not be required to do so.

         (c) On the Auction Date, all bids will be due by facsimile to the offices of the Trustee by 1:00 p.m., New York City time, with the winning bidder to be notified by 2:00 p.m., New York City time. All acceptable bids (as described in Section 21.03 of the Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

         (d) If the Trustee receives fewer than two market value bids from participants in the market for motor vehicle retail installment sale contracts willing and able to purchase the Auction Property, the Trustee shall decline to consummate the sale.

         (e) Upon notification to the winning bidder, a good faith deposit equal to one percent (1%) of the Pool Balance will be required to be wired to the Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price but will not be refundable. The Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Certificate Account, such time not to exceed one Business Day before the related Distribution Date (as described above).

         (f) The winning bidder will receive on the Auction Date a copy of the draft Purchase and Sale Agreement, Servicing Agreement and Servicer's Representations and Warranties (which shall be substantially identical to the representations and warranties set forth in Section 18.01 of the Agreement.

         (g) __________, in its capacity as Advisor to the Trustee, will provide to the Trustee a letter concluding whether or not the winning bid is a fair market value bid. __________ will also provide this letter if it is the winning bidder. In the case where __________ or the Servicer is the winning bidder it will in its letter provide for market comparables and valuations.





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         (h)     The Auction will stipulate that the Servicer be retained to service the Receivables sold pursuant to the terms of the Purchase and Sale Agreement and Servicing Agreement.





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